EXHIBIT 10.4

Confidential Treatment
Requested Pursuant to Rule 24b-2

AMENDMENT N° 5

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 1/19

AMENDMENT N° 5 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N° 5 (the “Amendment N° 5”) dated March 3, 2015 is made

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.          The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 on the 10th May 2012 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.  The Buyer and the Seller have signed an amendment No. 1 to the Agreement on the 28th December 2012 for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft referred to as “Amendment N°1”.

C.         The Seller and the Buyer have signed an amendment No. 2 to the Agreement on the 14th of July 2014 to (i) [*] and (ii) [*]; referred to as “Amendment N°2”.

D.             The Buyer and the Seller have signed an amendment No. 3 to the Agreement on 14th July 2014 for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft referred to as “Amendment N°3”.

E.              The Buyer and the Seller have signed an amendment No. 4 to the Agreement on 10th of October 2014 for [*] referred to as “Amendment N°4”.

F.                The Parties now wish to cancel and replace the sixty (60) Amendment 3 NEO Aircraft with the purchase and sale of ninety (90) incremental NEO Aircraft under the terms and conditions of the Agreement, subject to the terms and conditions set out below.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 5. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 2/19

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 3/19

1.                                   SCOPE

The Parties agree to cancel the sixty (60) Amendment 3 NEO Aircraft and, in replacement thereof, the Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, ninety (90) incremental NEO Aircraft (the “Amendment 5 NEO Aircraft”), [*].

2.                                   DELIVERY SCHEDULE

2.1                           The Amendment 5 NEO Aircraft are designated as A321 NEO Aircraft.

2.2                           Pursuant to the Buyer’s order of Amendment 5 NEO Aircraft, the table in Clause 9.1 of the Agreement, as may have been amended from time to time, will be deleted in its entirety and replaced by the one set forth in Appendix 1 hereto.

3.                                   THE LONG RANGE VARIANT

3.1                           The Seller is currently developing for A321 NEO aircraft a new long range weight variant featuring a 97 metric tons MTOW together with a new A321 NEO aircraft fuel system with [*] Additional Centre Tanks (“ACT”) installed thereon (the “LR Variant”).

The LR Variant is targeted to be available solely on the A321 NEO aircraft equipped with the Airbus Cabin Flex doors configuration from [*], subject to successful certification by the Seller and confirmation of the industrial availability of such LR Variant with consideration to the Seller’s industrial production ramp-up.

3.2                           The Irrevocable SCNs corresponding to the LR Variant (the “LR Variant SCNs”) are listed below and will be offered by the Seller to the Buyer, subject to the above conditions, at the following additional catalogue price per eligible A321 NEO Aircraft for implementation before Delivery:

(i)	USD [*]	for the design Weight Increase from MTOW [*] / MLW [*] / MZFW [*] to MTOW [*] / MLW [*] / MZFW [*] (the “97T MTOW Increase”);

(ii)	USD [*]	for the installation of the new A321 NEO fuel system including provisions for [*] ACTs (the “New Fuel System”);

(iii)	USD [*]	for the installation of two (2) ACTs (to be used with the New Fuel System) (the “2 ACTs”); and

(iv)	USD [*]	for the installation of a third (3rd) ACT (in addition to the 2 ACTs and the New Fuel System) (the “3rd ACT”), if selected by the Buyer.

The Buyer acknowledges that the above mentioned price for the 97T MTOW Increase is in addition to the [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 4/19

The LR Variant SCN prices are in January 2011 delivery conditions and will be revised up to the Delivery Date of the relevant A321 NEO Aircraft in accordance with the Seller Price Revision Formula, subject to [*].

3.3                           Subject to successful certification by the Seller of both the LR Variant and the Airbus Cabin Flex doors configuration, the Buyer will irrevocably select the LR Variant SCNs together with the Airbus Cabin Flex doors configuration for thirty (30) Amendment 5 NEO Aircraft (the “LR A321 NEO Aircraft”), with Scheduled Delivery Months as specified in Appendix 1 hereof.

4.                                    PREDELIVERY PAYMENTS

4.1                           Any Predelivery Payments falling due on or before the date of this Amendment N° 5 will be paid by the Buyer [*] execution of this Amendment N° 5.

4.2                           The Parties hereby agree, solely in respect of LR A321 NEO Aircraft to delete clause 5.2 of the Agreement in its entirety and to replace it by the following quoted text:

[*]

4.3                            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 5/19

5.                                    INTRODUCTION OF A321 NEO STANDARD SPECIFICATION

Following issuance by the Seller of the first issue of the A321 NEO aircraft standard specification, the Parties hereby agree in respect of A321 NEO Aircraft only, to amend certain provisions of the Agreement, as amended from time to time.

5.1                            Definitions

5.1.1                The Parties hereby agree that:

(i)                                   definitions of “A321 NEO Aircraft or A321 NEO”, “A321-200 Aircraft Standard Specification”, “Sharklets”, and “Standard Specification” set forth in Clause 0 of Agreement or Clauses 1.2.1 and 1.2.3 of the Amendment N° 3, as applicable, as amended from time to time shall be deleted and replaced by the following quoted definitions:

QUOTE

A321 NEO Aircraft or A321 NEO means an A321-200N type Aircraft delivered under this Agreement.

A321 NEO Aircraft Standard Specification means the A321-200N standard specification document number E.000.02000N issue 1, dated 23rd December 2014, a copy of which has been annexed hereto as Exhibit A2, including the following design weights:

MTOW:	[*] metric tones
MLW:	[*] metric tones
MZFW:	[*] metric tones

Sharklets means a new large wingtip device designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are fitted on the NEO Aircraft and are part of the NEO Aircraft Standard Specification.

Standard Specification means, individually or collectively, as the context may require, the A320 NEO Aircraft Standard Specification or the A321 NEO Aircraft Standard Specification.

UNQUOTE

(ii)                                definitions of “A321-200 Standard Specification” and “Irrevocable SCNs” as set forth in Clause 0 of the Agreement or Clauses 1.2.1 and 1.2.3 of the Amendment N° 3, as applicable, as amended from time to time, shall be deleted from the Agreement.

5.1.2               The Parties hereby agree to delete Exhibit A of the Agreement, as amended from time to time, and to replace it with the content of Appendix 2 hereto.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 6/19

5.2                            Specification

The Parties agree that Clause 2.1 of the Agreement, as amended from time to time, will be deleted entirely and replaced by the following quoted text:

QUOTE

2.1                             Aircraft Specification

2.1.1                 A320 NEO Aircraft Specification

The A320 NEO Aircraft will be manufactured in accordance with the A320 NEO Aircraft Standard Specification, as modified or varied by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.1.2                 A321 NEO Aircraft Specification

The A321 NEO Aircraft will be manufactured in accordance with the A321 NEO Aircraft Standard Specification, as modified or varied by the Specification Change Notices listed in Appendix 1 to Exhibit A.

UNQUOTE

5.3                            Price

The Parties hereby agree that Clause 3.1 of the Agreement, as amended from time to time, shall be entirely deleted and replaced by the following quoted text:

QUOTE

3.1                           Base Price of the Aircraft

The Base Price of each Aircraft is the sum of:

(i)           the Base Price of the Airframe and

(ii)        the Base Price of the Propulsion Systems.

3.1.1               Base Price of the Airframe

The Base Price of the Airframe is the sum of the following base prices:

(i)              the base price of the Airframe as defined in the Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers,

USD [*]	For A320 NEO Aircraft
USD [*]	For A321 NEO Aircraft

(ii)           the base price of any and all SCNs set forth in Appendix 1 to Exhibit A, at delivery conditions prevailing in January 2011,

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 7/19

USD [*]	For A320 NEO Aircraft
USD [*]	For A321 NEO Aircraft

(iii)         the base price of the master charge, which is applicable if a CFM LEAP Propulsion System is selected, which is:

USD [*]

The Base Price of the Airframe has been established in accordance with the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011 (the “Base Period”).

3.1.2                Base Price of the Propulsion Systems

3.1.3.1     The Base Price of a set of two (2) CFMI Propulsion Systems is:

CFM LEAP-1A26	USD [*]	For A320 NEO
CFM LEAP-1A26E1	USD [*]	For A320 NEO
CFM LEAP-1A32	USD [*]	For A321 NEO
CFM LEAP-1A33	USD [*]	For A321 NEO

Such Base Prices of the Propulsion Systems have been established in accordance with the delivery conditions prevailing in January 2011 and have been calculated from the below reference prices indicated by the Propulsion System Manufacturer (the “Reference Price”):

CFM LEAP-1A26	USD [*]	For A320 NEO
CFM LEAP-1A26E1	USD [*]	For A320 NEO
CFM LEAP-1A32	USD [*]	For A321 NEO
CFM LEAP-1A33	USD [*]	For A321 NEO

The Reference Prices have been established in accordance with the delivery conditions prevailing in January 2010 at reference Composite Index of 186.92 and shall be subject to revision up to the A320 NEO Family Aircraft Delivery Date in accordance with the CFM INTERNATIONAL Price Revision Formula set out in Part 2 of Exhibit C hereto.

3.1.3.2    The Base Price of a set of two (2) Pratt and Whitney Propulsion Systems is:

PW1127G-JM	USD [*]	For A320 NEO
PW1133G-JM	USD [*]	For A321 NEO

Such Base Prices of the Propulsion Systems have been established in accordance with the delivery conditions prevailing in January 2011 and have been calculated from the below reference prices indicated by the Propulsion System Manufacturer (the “Reference Price”):

PW1127G-JM	USD [*]	For A320 NEO
PW1133G-JM	USD [*]	For A321 NEO

The Reference Prices have been established in accordance with the average economic conditions prevailing in December 2008, January 2009, February 2009 and corresponding to a theoretical delivery in January 2010 as defined by “ECIb”,

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 8/19

“ICb”, and “C10b” and shall be subject to revision up to the NEO Aircraft delivery date in accordance with the Pratt and Whitney Price Revision Formula set out in Part 3 of Exhibit C hereto.

UNQUOTE

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 9/19

6.                                   SUPPORT/ TRAINING MATTERS

6.1                           The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1                                        The Seller will provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for the fleet of one hundred and forty (140) Aircraft shall be [*] in aggregate. This allocation shall be further assigned by the Buyer on a prorata basis to each of the Buyer’s Operators. [*]

2                                        For the sake of clarification, such Seller Representatives’ services will include initial [*].

3         The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*].

UNQUOTE

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 10/19

6.2                           The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of one hundred and forty (140) Aircraft firmly ordered, unless otherwise specified, unless otherwise specified.  [*]

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*] after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1                                        FLIGHT OPERATIONS TRAINING

1.1                            Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2                            Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and forty (140) Aircraft firmly ordered [*].

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.3                            Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and forty (140) Aircraft firmly ordered.

2                                        PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and forty (140) Aircraft firmly ordered.

3                                        MAINTENANCE TRAINING

3.1                            The Seller will provide to the Buyer [*] in total for the buyer’s fleet of one hundred and forty (140) Aircraft firmly ordered.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 11/19

3.2                            The Seller will provide to the Buyer [*] in total for the Buyer’s fleet of one hundred and forty (140) Aircraft firmly ordered.

4                                        TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1                            For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2                            For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3                            For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4                            For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 12/19

7.                                   INCONSISTENCY AND CONFIDENTIALITY

7.1                           In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N° 5, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

7.2                           This Amendment N° 5 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

7.3                           This Amendment N° 5 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

8.                                   COUNTERPARTS

This Amendment N° 5 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9.                                   LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N° 5 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 13/19

IN WITNESS WHEREOF this Amendment N° 5 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 14/19

APPENDIX 1

A320 NEO PA
CAC ID	Aircraft Rank	Delivery Date		Aircraft Type	Engine Type
[*]	[*]	[*]	2016	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]
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[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 15/19

APPENDIX 1

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[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 16/19

APPENDIX 1

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[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2023	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 17/19

APPENDIX 2 – EXHIBIT A

EXHIBIT “A”

SPECIFICATION

The A320-200N and A321-200N Aircraft Standard Specification

are contained in a separate folder

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 18/19

APPENDIX 2 – APPENDIX 1 TO EXHIBIT A : A320 NEO & A321 NEO AIRCRAFT BASELINE SPECIFICATION

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA
Ref. CLC-CT1407347	Page 19/19

LETTER AGREEMENT Nº 1

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N° 5 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 5 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 5 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 1
Ref. CLC-CT1407347	Page 1/4

LETTER AGREEMENT N° 1

1                      [*]

Letter Agreements N° 1 and N° 2 to Amendment N° 3 (including any exhibit attached thereto) are hereby terminated and are of no further force and effect.

2          [*]

3                                       [*]

4                                       [*]

5                                       [*]

6                                       [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 1
Ref. CLC-CT1407347	Page 2/4

LETTER AGREEMENT N° 1

7                                       [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 1
Ref. CLC-CT1407347	Page 3/4

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 1
Ref. CLC-CT1407347	Page 4/4

LETTER AGREEMENT Nº 2

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N° 5 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 5 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 5 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 2
Ref. CLC-CT1407347	Page 1/3

LETTER AGREEMENT Nº 2

1                      SCOPE

Unless otherwise specified herein, this Letter Agreement shall be in addition to Letter Agreement N° 4 to the Agreement.

2          [*]

3                                       [*]

4                                       [*]

5                                       [*]

6                                       [*]

7                                       [*]

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 2
Ref. CLC-CT1407347	Page 2/3

LETTER AGREEMENT N° 2

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 2
Ref. CLC-CT1407347	Page 3/3

LETTER AGREEMENT Nº 3

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N° 5 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 5 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 3 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 5 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 3
Ref. CLC-CT1407347	Page 1/3

LETTER AGREEMENT Nº 3

1                                       SCOPE

The Parties hereby agree that, solely in respect of Amendment 5 NEO Aircraft, Letter Agreement N° 3 to the Agreement is hereby deleted entirely and replaced by this Letter Agreement.

2                                        [*]

3                                       [*]

4.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 3
Ref. CLC-CT1407347	Page 2/3

LETTER AGREEMENT Nº 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By:	/s/ Steven F. Udvar-Házy	By:	/s/ John J. Leahy

Its:	Chairman and CEO	Its:	Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 3
Ref. CLC-CT1407347	Page 3/3

LETTER AGREEMENT N° 4

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N° 5 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 5 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 4 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 5 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 4
Ref. CLC-CT1407347	Page 1/3

LETTER AGREEMENT N° 4

1	[*]

2	[*]

3	[*]

4	[*]

5	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 4
Ref. CLC-CT1407347	Page 2/3

LETTER AGREEMENT N° 4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 4
Ref. CLC-CT1407347	Page 3/3

LETTER AGREEMENT N° 5

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject  : [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N° 5 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 5 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 5 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 5 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 5
Ref. CLC-CT1407347	Page 1/3

LETTER AGREEMENT N° 5

1.                                    [*]

2.                                    [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 5
Ref. CLC-CT1407347	Page 2/3

LETTER AGREEMENT N° 5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 5
Ref. CLC-CT1407347	Page 3/3

LETTER AGREEMENT N° 6

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

March 3, 2015

Subject: [*]

AIR LEASE CORPORATION (ALC) and AIRBUS S.A.S. (Airbus) have entered into an Amendment N° 5 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 5 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 6 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 5 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 6
Ref. CLC-CT1407347	Page 1/4

LETTER AGREEMENT N° 6

WHEREAS

A.                                [*]

[*]

1.                                   [*]

2.                                   Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Seller herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.

3.                                   Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party.  In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

4.                                   Counterparts

This Letter Agreement may be signed in separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

5.                                   Law and Jurisdiction

THIS LETTER AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PROVISIONS. ANY DISPUTE ARISING HEREUNDER WILL BE REFERRED TO THE FEDERAL OR STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH JURISDICTION.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS LETTER AGREEMENT.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 6
Ref. CLC-CT1407347	Page 2/4

LETTER AGREEMENT N° 6

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to Airbus.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 6
Ref. CLC-CT1407347	Page 3/4

LETTER AGREEMENT N° 6

Schedule 1

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 6
Ref. CLC-CT1407347	Page 4/4

LETTER AGREEMENT N° 7A

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

March 3, 2015

Subject: [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N° 5 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 5 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 7A to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 5 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7A
Ref. CLC-CT1407347	Page 1/6

LETTER AGREEMENT N° 7A

0                                                 SCOPE

The Parties hereby agree that, solely in respect of LR A321 NEO Aircraft, Letter Agreement N° 5B of the Agreement shall be deleted in its entirety and replaced by this Letter Agreement N°7A and by Letter Agreement N°7B to the Amendment, as applicable.

1                                                 [*]

2                                                 [*]

3                                                 [*]

4                                                 [*]

5                                                 [*]

6                                                 [*]

7                                                 [*]

8                                                 [*]

9                                                 [*]

10                                         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7A
Ref. CLC-CT1407347	Page 2/6

LETTER AGREEMENT N° 7A

11.                                     ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12.                                     CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

13.                                     COUNTERPARTS

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7A
Ref. CLC-CT1407347	Page 3/6

LETTER AGREEMENT N° 7A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7A
Ref. CLC-CT1407347	Page 4/6

LETTER AGREEMENT N° 7A

APPENDIX A

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7A
Ref. CLC-CT1407347	Page 5/6

LETTER AGREEMENT N° 7A

APPENDIX B

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7A
Ref. CLC-CT1407347	Page 6/6

LETTER AGREEMENT Nº 7B

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A

March 3, 2015

Subject: [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N° 5 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10, 2012 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Amendment 5 NEO Aircraft pursuant to the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 7B to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Amendment 5 NEO Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7B
Ref. CLC-CT1407347	Page 1/6

LETTER AGREEMENT Nº 7B

0                                                 SCOPE

The Parties hereby agree that, solely in respect of LR A321 NEO Aircraft, Letter Agreement N° 5B of the Agreement shall be deleted in its entirety and replaced by this Letter Agreement N°7B and by Letter Agreement N°7A to the Amendment, as applicable.

1                                                 [*]

2                                                 [*]

3                                                 [*]

4                                                 [*]

5                                                 [*]

6                                                 [*]

7                                                 [*]

8                                                 [*]

9                                                 [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7B
Ref. CLC-CT1407347	Page 2/6

LETTER AGREEMENT Nº 7B

10                                         [*]

11.                                     ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12.                                     CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

13.                                     COUNTERPARTS

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7B
Ref. CLC-CT1407347	Page 3/6

LETTER AGREEMENT Nº 7B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Steven F. Udvar-Házy	By: /s/ John J. Leahy

Its: Chairman and CEO	Its: Chief Operating Officer - Customers

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7B
Ref. CLC-CT1407347	Page 4/6

LETTER AGREEMENT Nº 7B

APPENDIX A

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7B
Ref. CLC-CT1407347	Page 5/6

LETTER AGREEMENT Nº 7B

APPENDIX B

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº5 to the ALC A320 NEO Family PA – Letter Agreement N° 7B
Ref. CLC-CT1407347	Page 6/6